UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): (June 3, 2005)

                                  DONOBI, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                 NEVADA                              33-20783-D              84-1064958
                 ------                              ----------              ----------
     (State or other jurisdiction of            (Commission File No.)     (I.R.S. Employer
     incorporation or organization)                                      Identification No.)

                   3256 Chico Way NW                                          98312
                 Bremerton,Washington                                       ----------
       ----------------------------------------                             (Zip Code)
       (Address of principal executive offices)

Registrant's Telephone Number, including area code:                       (360-782-4477)
                                                                          --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changes since last report)

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On June 10, 2005, we announced the election of Mr. Norm Johnson as a new member of our Board of Directors. The election of Mr. Johnson increases the number of directors to three. Prior to his election to our Board of Directors, Mr. Johnson was an investor with the company. Mr. Johnson is retired from the NFL and is a current real estate investor. Our press release announcing this appointment is filed as Exhibit 99.1 and incorporated herein by reference.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

     99.1 Press Release announcing the election of Norm Johnson, dated June 10, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DONOBI, INC.
                                      (Registrant)


Date:   June 10, 2005                 By: /s/ William M. Wright, III
        -------------                     --------------------------
                                          William M. Wright, III
                                          Chairman of the Board